Exhibit 99.1
Exhibit A
AGREEMENT REGARDING THE JOINT FILING OF SCHEDULE 13D
The undersigned hereby agree as follows:
(i)	Each of them is eligible to use the Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and
(ii)	Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.
Date: August 11, 2010

PP IV MOUNTAIN PASS II, LLC
By:	Pegasus Investors IV, L.P.,
its managing member

By:	Pegasus Investors IV GP, L.L.C.,
its general partner

By:	/s/ Alec Machiels
	Name:	Alec Machiels
	Title:	Vice President

PP IV MP AIV 1, LLC
By:	Pegasus Investors IV, L.P.,
its managing member

By:	Pegasus Investors IV GP, L.L.C.,
its general partner

By:	/s/ Alec Machiels
	Name:	Alec Machiels
	Title:	Vice President

Exhibit A

PP IV MP AIV 2, LLC
By:	Pegasus Investors IV, L.P.,
its managing member

By:	Pegasus Investors IV GP, L.L.C.,
its general partner

By:	/s/ Alec Machiels
	Name:	Alec Machiels
	Title:	Vice President

PP IV MP AIV 3, LLC
By:	Pegasus Investors IV, L.P.,
its managing member

By:	Pegasus Investors IV GP, L.L.C.,
its general partner

By:	/s/ Alec Machiels
	Name:	Alec Machiels
	Title:	Vice President

PEGASUS PARTNERS IV, L.P.
By:	Pegasus Investors IV, L.P.,
its general partner

By:	Pegasus Investors IV GP, L.L.C.,
its general partner

By:	/s/ Alec Machiels
	Name:	Alec Machiels
	Title:	Vice President

PEGASUS PARTNERS IV (AIV), L.P.
By:	Pegasus Investors IV, L.P.,
its general partner

By:	Pegasus Investors IV GP, L.L.C.,
its general partner

By:	/s/ Alec Machiels
	Name:	Alec Machiels
	Title:	Vice President

Exhibit A

PEGASUS INVESTORS IV, L.P.
By:	Pegasus Investors IV GP, L.L.C.,
its general partner

By:	/s/ Alec Machiels
	Name:	Alec Machiels
	Title:	Vice President

PEGASUS INVESTORS IV GP, L.L.C.
By:	/s/ Alec Machiels
	Name:	Alec Machiels
	Title:	Vice President

PEGASUS CAPITAL LLC
By:	/s/ Craig Cogut
	Name:	Craig Cogut
	Title:	President

/s/ Craig Cogut
Craig Cogut

Exhibit A